Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions

16. Related Party Transactions

An affiliate of JLL Partners, Inc. was a principal beneficial owner of PGT, Inc. until late 2013. Floyd F. Sherman, our chief executive officer, serves on the board of directors for PGT, Inc. We purchased windows from PGT, Inc. totaling $6.3 million, $5.0 million and $4.4 million in 2014, 2013 and 2012, respectively. We had accounts payable to PGT, Inc. in the amounts of $0.8 million and $0.5 million as of December 31, 2014 and 2013, respectively.

In 2014, 2013 and 2012, we paid approximately $0.9 million, $0.8 million and $1.2 million, respectively, in rental expense to employees or our non-affiliate stockholders for leases of land and buildings.